UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2015

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Notes and the Indenture

On October 29, 2015, Integrated Device Technology, Inc. (the “Company”) priced its private offering of $325 million in aggregate principal amount of its 0.875% Convertible Senior Notes due 2022 (the “Initial Notes”). On November 3, 2015, the initial purchasers in such offering exercised their option to purchase an additional $48,750,000 in aggregate principal amount of the Notes (the “Additional Notes” and together with the “Initial Notes”, the “Notes”). The Notes are the Company’s senior unsecured obligations. The Notes were issued pursuant to an Indenture, dated November 4, 2015 (the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee. The Indenture includes customary covenants and sets forth certain events of default after which the Notes may be due and payable immediately.

The Notes will mature on November 15, 2022, unless earlier repurchased or converted. The Notes will bear interest from November 4, 2015 at a rate of 0.875% per year payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2016. The Notes will be convertible at the option of the noteholders at any time prior to the close of business on the business day immediately preceding August 15, 2022, only under the following circumstances: (1) during any fiscal quarter commencing after the fiscal quarter ending on April 3, 2016 (and only during such fiscal quarter), if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined in the Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; and (3) upon the occurrence of specified corporate events. On or after August 15, 2022 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances. The Company may satisfy its conversion obligation by paying or delivering, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election in the manner and subject to the terms and conditions provided in the Indenture. The conversion rate for the Notes will initially be 29.8920 shares per $1,000 principal amount, which is equivalent to an initial conversion price of approximately $33.45 per share of the Company’s common stock. The initial conversion price of the Notes represents a premium of approximately 37.5% to the $24.33 per share closing price of the Company’s common stock on October 29, 2015.

A copy of the Indenture (including the form of the Note) is attached as an exhibit to this report and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).

The net proceeds from this offering were approximately $362.9 million, after deducting the initial purchasers’ discounts and commissions and the estimated offering expenses payable by the Company. The Company used approximately $37.3 million of the net proceeds to pay the cost of the Note Hedge Transactions (as defined below) (after such cost was partially offset by the proceeds to the Company from the Warrant Transactions (as defined below)).

The Company used approximately $75 million of the net proceeds of the offering to purchase shares of its common stock, par value $0.001 per share (the “Common Stock”), from the initial purchasers of the Notes in privately negotiated transactions concurrently with the closing of this offering, and used the remainder of the net proceeds, together with cash on hand, to pay approximately $112.5 million to purchase additional shares of common stock through accelerated share repurchase transactions, which the Company entered into with JPMorgan Chase Bank, National Association (“JPMorgan”) on November 2, 2015 and approximately $112.5 million to purchase additional shares of common stock through accelerated share repurchase transactions, which the Company entered into with and Bank of America, N.A. on November 2, 2015, as described below. The Company expects to use the remaining net proceeds for general corporate purposes.

Convertible Note Hedge and Warrant Transactions

On October 29, 2015, in connection with the pricing of the Initial Notes, the Company entered into a convertible note hedge transaction (the “Note Hedge Transaction”) with JPMorgan. On November 3, 2015, in connection with the initial purchasers’ exercise of their option to purchase the Additional Notes, the Company entered into an additional privately negotiated convertible note hedge transaction with JPMorgan (together with the Note Hedge Transaction, the “Note Hedge Transactions”).

The Note Hedge Transactions are expected generally to reduce the potential dilution and/or offset the cash payments the Company is required to make in excess of the principal amount upon conversion of the Notes in the event that the market price of the Company’s common stock is greater than the strike price of the Note Hedge Transactions, which is initially approximately $33.4538 (subject to adjustment), corresponding to the initial conversion price of the Notes.

On October 29, 2015, the Company also entered into separate, privately negotiated warrant transactions with JPMorgan (the “Warrant Transaction”) in which it sold net-share-settled (or, at the Company’s election subject to certain conditions, cash-settled) warrants to JPMorgan initially relating to the same number of shares of the Company’s common stock initially underlying the Notes, subject to customary anti-dilution adjustments. On November 3, 2015, in connection with the initial purchasers’ exercise of their option to purchase the Additional Notes, the Company entered into an additional privately negotiated warrant transaction with JPMorgan (together with the Warrant Transaction, the “Warrant Transactions”). The strike price of the warrants will initially be $48.66 per share (subject to adjustment), which is approximately 100% above the last reported sale price of the Company’s common stock on October 29, 2015. The Warrant Transactions could have a dilutive effect to the Company’s stockholders to the extent that the market price per share of the Company’s common stock, as measured under the terms of the Warrant Transactions, exceeds the applicable strike price of the warrants.

The Note Hedge Transactions and the Warrant Transactions are separate transactions, in each case, entered into by the Company with JPMorgan, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Note Hedge Transactions or the Warrant Transactions.

The foregoing descriptions of the Note Hedge Transactions and Warrant Transactions are qualified in their entirety by the copies of the confirmations for the Note Hedge Transactions and the Warrant Transactions, which are attached as exhibits to this report and incorporated herein by reference.

Accelerated Share Repurchase Program

On November 2, 2015, the Company entered into a Master Confirmation (the “JPM Master ASR Confirmation”) and Supplemental Confirmation (the “JPM Supplemental Confirmation” and, together with the JPM Master ASR Confirmation, the “JPM ASR Agreements”), with JPMorgan (the “JPM ASR Counterparty”) and a separate Master Confirmation (the “BAML Master ASR Confirmation”) and Supplemental Confirmation (the “BAML Supplemental Confirmation” and, together with the BAML Master ASR Confirmation, the “BAML ASR Agreements”) with Bank of America, N.A. (the “BAML ASR Counterparty”). Under the JPM ASR Agreements, on November 5, 2015, the Company will pay $112.5 million to the JPM ASR Counterparty and will receive from the JPM ASR Counterparty a number of shares approximately equal to 80% multiplied by $112.5 million divided by the closing price per share of the Common Stock on November 4, 2015. Under the BAML ASR Agreements, on November 5, 2015, the Company will pay $112.5 million to the BAML ASR Counterparty and will receive from the BAML ASR Counterparty a number of shares approximately equal to 80% multiplied by $112.5 million divided by the closing price per share of the Common Stock on November 4, 2015. The total number of shares of Common Stock that the Company will repurchase under the JPM ASR Agreements and the BAML ASR Agreements, respectively, will be based on the average of the daily volume-weighted average prices of the Common Stock during the term of the JPM ASR Agreements and the BAML ASR Agreements, respectively, less a discount. At settlement, the JPM ASR Counterparty and/or the BAML ASR Counterparty, respectively, may be required to deliver additional shares of Common Stock to the Company or, under certain circumstances, the Company may be required to deliver shares of Common Stock or make a cash payment to the JPM ASR Counterparty and/or the BAML ASR

Counterparty. Final settlement of the JPM ASR Agreements is expected to be completed by the end of March 2016, although the settlement may be accelerated at the JPM ASR Counterparty’s option subject to certain conditions. Final settlement of the BAML ASR Agreements is expected to be completed by the end of March 2016, although the settlement may be accelerated at the BAML ASR Counterparty’s option subject to certain conditions.

The JPM ASR Agreements and BAML ASR Agreements, respectively, contain the principal terms and provisions governing the respective accelerated share repurchase transactions, including, but not limited to, the mechanism used to determine the number of shares of Common Stock that will be delivered, the required timing of delivery of the shares, the circumstances under which the respective ASR Counterparty is permitted to make adjustments to valuation and calculation periods, and various acknowledgements, representations and warranties made by the Company and the respective ASR Counterparty to one another. The JPM ASR Agreements and the BAML ASR Agreements also provide that the respective ASR Counterparty can terminate the respective transaction following the occurrence of certain specified events, including major corporate transactions involving the Company.

The foregoing description of the JPM ASR Agreements and the BAML ASR Agreements does not purport to be complete and is qualified in its entirety by reference to the respective Master Confirmations (including the form of the respective Supplemental Confirmations), which are attached as exhibits to this report and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company offered and sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the Purchase Agreement.

The Company entered into the Warrant Transactions with JPMorgan in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by JPMorgan. The Warrant Transactions and the shares of the Company’s common stock issuable upon exercise of the warrants comprising the Warrant Transactions, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent that any shares of the Common Stock are issued upon conversion of the Notes or exercise of the warrants by JPMorgan pursuant to the Warrant Transactions, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Notes and any resulting issuance of shares of the common stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

4.1	Indenture (including form of note), dated as of November 4, 2015, between Integrated Device Technology, Inc., and Wilmington Trust, National Association, as trustee.

10.1	Letter Agreement, dated October 29, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Base Warrants.

10.2	Letter Agreement, dated October 29, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Base Call Option Transaction.

10.3	Letter Agreement, dated November 3, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Additional Warrants.

10.4	Letter Agreement, dated November 3, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Additional Call Option Transaction.

10.5	Master Confirmation—Uncollared Accelerated Share Repurchase dated November 2, 2015 between Integrated Device Technology, Inc. and JPMorgan Chase Bank, National Association.

10.6	Master Confirmation—Uncollared Accelerated Share Repurchase dated November 2, 2015 between Integrated Device Technology, Inc. and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2015	INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ Brian C. White
Brian C. White Vice President and Chief Financial Officer (duly authorized officer)

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (including form of note), dated as of November 4, 2015, between Integrated Device Technology, Inc., and Wilmington Trust, National Association, as trustee.

10.1	Letter Agreement, dated October 29, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Base Warrants.

10.2	Letter Agreement, dated October 29, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Base Call Option Transaction.

10.3	Letter Agreement, dated November 3, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Additional Warrants.

10.4	Letter Agreement, dated November 3, 2015, between JPMorgan Chase Bank, National Association and Integrated Device Technology, Inc., regarding the Additional Call Option Transaction.

10.5	Master Confirmation—Uncollared Accelerated Share Repurchase dated November 2, 2015 between Integrated Device Technology, Inc. and JPMorgan Chase Bank, National Association.

10.6	Master Confirmation—Uncollared Accelerated Share Repurchase dated November 2, 2015 between Integrated Device Technology, Inc. and Bank of America, N.A.